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                                                                 EXHIBIT 10.3(d)


                       INCENTIVE STOCK OPTION AGREEMENT
                               EKCO GROUP, INC.

                 AGREEMENT made as of the [DATE] (the "Grant Date"), between Ekco Group, Inc., a Delaware corporation having a principal place of business in Nashua, New Hampshire, and [NAME OF EMPLOYEE], of [ADDRESS OF EMPLOYEE], an employee of [NAME OF COMPANY], an Affiliate of the Company (the "Employee").

                 WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock of a par value of $.01 a share (the "Shares") under and for the purposes of the Company's 1987 Stock Option Plan, as amended (the "Plan");

                 WHEREAS, the Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan;

                 NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.      GRANT OF OPTION

                The Company hereby grants to the Employee the right and option to purchase at one time or from time to time all or any part of an aggregate of [NUMBER OF SHARES] Shares, subject to adjustment as provided in the Plan, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.      PURCHASE PRICE

                 The purchase price of the Shares covered by this Option shall be [EXERCISE PRICE] per Share, subject to adjustment as provided in the Plan (the "Purchase Price").

         3.      EXERCISE OF OPTION

         (a) Subject to the provisions of this Agreement, the Option granted hereby shall be exercisable within the term set forth in Section 4 below as follows:

         (i) As to up to [ONE-FIFTH OF THE NUMBER OF SHARES GRANTED] Shares covered by this Option: at any time and from time to time on or after the first Award Anniversary;


         (ii) As to up to an additional [ONE-FIFTH OF THE NUMBER OF SHARES GRANTED] Shares covered by this Option: at any time and from time to time on or after the second Award Anniversary;

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         (iii)   As to up to an additional [ONE-FIFTH OF THE NUMBER OF SHARES
         GRANTED] Shares covered by this Option: at any time and from time to time on or after the third Award Anniversary;

         (iv) As to up to an additional [ONE-FIFTH OF THE NUMBER OF SHARES GRANTED] Shares covered by this Option: at any time and from time to time on or after the fourth Award Anniversary; and

         (v) As to up to all Shares covered by this Option: at any time and from time to time on or after the fifth Award Anniversary.

For purposes of this Subsection (a), the term "Award Anniversary" shall mean any twelve month anniversary of the Grant Date.

                 Notwithstanding the foregoing and except as provided in
Section 4 below providing for exercises under other circumstances, this Option may not be exercised in whole or in part unless the Employee is then in the employ of the Company or an Affiliate and, unless at the time of the exercise, the Employee shall have been continuously employed within the meaning of
Section 422A(a)(2) of the Code.

         (b) Notwithstanding the provisions of the foregoing Subsection (a) and except as otherwise provided herein or in the Plan, this Option, to the extent not previously exercised, shall become fully exercisable to the same extent and in the same manner as if it had become exercisable by the passage of time specified in Subsection (a) above in the event of, and immediately upon, the occurrence of:

         (i) The termination of the Employee's employment as a result of death; or

         (ii) The termination of the Employee's employment as a result of Disability.

         4. TERM OF OPTION

         (a) This Option shall terminate ten (10) years from the Grant Date of this Option, but shall be subject to earlier termination as provided herein or in the Plan.

         (b) If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than death or Disability or termination by the Employee's employer for cause), then this Option may be exercised (subject to the provisions herein and in the Plan regarding exercise of the Option) but only within three (3) months after the date on which the Employee ceases to be an employee, or within ten (10) years from the granting of this Option, whichever is earlier, and may not be exercised thereafter. In such event, this Option shall be exercisable only to the extent that the right to purchase shares under the Plan has accrued and is in effect at the date of such cessation of employment.

The provisions of this Subsection (b), and not the provisions of Subsections
(c) and (d) below, shall apply to the Employee if the Employee subsequently becomes





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Disabled or dies after the Employee's termination of employment; however, in the case of the Employee's death which occurs within the three (3) months following the termination of employment, the Employee's Survivors may exercise this Option within six (6) months after the date of the Employee's death, but in no event beyond the originally prescribed term hereof.

         (c) In the event of the Disability (as defined in Section 422(A of the Code), this Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by this Agreement.

         (d) In the event of the death of the Employee while an employee of the Company or of an Affiliate, this Option may be exercised only by the Employee's legal representatives and/or any person or persons who acquired the Employee's rights to this Option by will or by the laws of descent and distribution.

                 The Company shall use reasonable efforts to notify the Employee's legal representative, if known, or his or her next of kin or other persons likely to know his or her legal representative, promptly after the date of death of the existence of this Option. Any failure by the Company to give such notice will not extend the period of time during which this Option may be exercised or otherwise entitle the holder to any greater rights than stated in this Agreement or in the Plan. This Option must be exercised, if at all, within one (1) year after the date of death of the Employee, or, if earlier, within the originally prescribed term of this Option.

         (e) In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

         5.      NON-ASSIGNABILITY

                 This Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee (or his or her legal representative if permitted pursuant to Section 422A of the Code). This Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon this Option or such rights, shall be null and void.

         6.      EXERCISE OF OPTION AND ISSUE OF SHARES

                 This Option may be exercised, in whole or in part, at one time or from time to time (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company. Such written notice shall be signed by the person exercising this Option, shall state the number of Shares with respect to which this Option is being exercised, shall contain any warranty required by Section 7 below, and shall otherwise comply with the terms and conditions of this Agreement and the Plan. Such notice must be received by the Company within the relevant exercise period specified in Section 4 of this





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Agreement.  Such notice shall either: (i) be accompanied by payment of the full purchase price of such Shares, in which event the Company, subject to the provisions of Section 7, shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, or (ii) fix a date (not less than five nor more than ten business days after such notice shall be received by the Company, which date must be within the relevant exercise period specified in Section 4 of this Agreement) for the payment of the full purchase price of such Shares against delivery subject to the provisions of Section 7, of a certificate or certificates representing such Shares. Payment of such purchase price shall, in either case, be made by check payable to the order of the Company. The certificate or certificates for the Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option and shall be delivered as provided above to the person or persons exercising this Option. All Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

                 The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by this Option after due exercise of this Option and tender of the full exercise price for the shares being purchased pursuant to such exercise. Pursuant to the Plan, the Company shall make delivery of the Shares against payment of this Option price therefor.

         7.      PURCHASE FOR INVESTMENT

                 Unless the offering and sale of the Shares to be issued upon the particular exercise of this Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (i) The person(s) who exercise this Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall in substantially the following form be endorsed upon the certificate(s) evidencing the option Shares issued pursuant to such exercise:

                 "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."





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         (ii) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any reasonable action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         8.      REGISTRATION RIGHTS

         (a) In the event that the Company has an effective registration statement covering the sale and resale of securities issued pursuant to the Plan, then the Employee agrees to sign a waiver in substantially the following form:

         "For so long as a registration statement under the Securities Act of 1933, as amended, is in effect covering the sale and resale of securities issued pursuant to the 1987 Stock Option Plan of Ekco Group, Inc. (the "Company"), the undersigned Employee waives his/her rights to require the Company to file a registration statement pursuant to Section 8 of the Incentive Stock Option Agreement dated as of [DATE], between the undersigned Employee and the Company."

         (b) The Employee acknowledges that option agreements have been executed by the Company with [NUMBER] other employees of the Company and its Affiliates and [NUMBER] Outside Directors of the Company and may be executed with other employees and Directors (collectively, "Other Holders"), each containing or to contain a section substantially identical to this Section 8. Subject to the terms hereinafter set forth, at any time after the Grant Date, the holder shall have the right, by written notice to the Company, to require the Company to file and use its best efforts to cause to become effective a registration statement under the Securities Act of 1933, as amended (the "Act") on Form S-8, Form S-2 or Form S-3 or other like form, if available, covering such number of Shares acquired or to be acquired prior to the effective date of such registration statement, subject to the limitations that (i) the Company shall be required to file no more than an aggregate of two (2) registration statements pursuant to such notices and/or pursuant to notices received from Other Holders, and (ii) if, in the opinion of counsel to the Company, the holder can then sell, subject to such limitations as to the number of Shares which may be sold as may be imposed by Rule 144 under the Act or any successor rule, Shares requested to be included in any such registration statement, without such registration, the Company need not so register such Shares. In no event will the Company be required to register Shares which are subject to the Purchase Option. The Company agrees to promptly notify a holder in the event that it receives a notice from any of the Other Holders requiring it to file a registration statement and to permit the holder to require the Company to include Shares owned by the holder in such registration statement, subject to the limitations set forth above.

         (c)     In connection with any registration statement pursuant to this
Section 8:



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         (i) The holder will furnish to the Company in writing such appropriate information as the Company, or the Securities and Exchange Commission (the "Commission") or any other regulatory authority may request;

         (ii) The holder agrees to execute, deliver and/or file with or supply to the Company, the Commission, any underwriters and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration agreements contained in this Agreement and/or to effect the registration or qualification of the Shares under the Act and/or any of the laws and regulations of any state or governmental instrumentality;

         (iii) The Company will furnish to the holder of Shares included in the registration statement such number of copies of such prospectus (including each preliminary, amended or supplemental prospectus) as the holder may reasonably request; and

         (iv) In the event an offering of securities by the Company is pending, the Company shall have the right to require that the holder delay any offering of Shares for a period of ninety (90) days after the effective date of such pending offering (upon the Company's having first delivered to the holder the written opinion of its principal underwriter, or if there be none, then from an officer of the Company based upon a good faith resolution of the Board of Directors to the effect that the offering of such Shares will have an adverse effect on the marketing of such pending offering.

         (d) The Company will pay all its out-of-pocket expenses and disbursements in connection with any registration statement filed under this
Section 8, including, without limitation, printing expenses, fees of the Company's counsel and auditors, registration fees, blue sky fees and similar costs to the extent permitted by state and regulatory authorities.

         (e) The Company will be obligated to keep any registration statement filed by it under this Section 8 effective under the Act for a period of ninety (90) days after the actual effective date of such registration statement and to prepare and file such supplements and amendments necessary to maintain an effective registration statement for such period. As a condition to the Company's obligation under this Subsection (e), the holder will execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Act.

         (f) The Company will use its best efforts to register or qualify the Shares covered by a registration statement filed pursuant hereto under such securities or Blue Sky laws in such jurisdictions within the United States as the holder may reasonably request, provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such stock in any jurisdiction where such stock does not meet with the requirements of such jurisdiction or where the Company is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.





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         (g)     In the event that a holder has not sold all of his or her
Shares on or prior to the expiration of the period specified in Subsection (e) above, the holder hereby agrees that the Company may deregister by post-effective amendment any of his or her Shares covered by the registration statement or notification but not sold on or prior to such date. The Company agrees that it will notify the holder of the filing and effective date of such post-effective amendment.

         (h) The holder agrees that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, the holder will immediately upon receipt of such notification (i) cease to offer or sell any securities of the Company which must be accompanied by such prospectus; (ii) return to the Company all such prospectuses in the hands of the holder; and (iii) not offer or sell any securities of the Company until the holder has been provided with a current prospectus and the Company has given the holder notification permitting the holder to resume offers and sales.

         9.      NOTICES

Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                 To the Company:        Ekco Group, Inc.
                                        98 Spit Brook Road
                                        Nashua, New Hampshire 03062
                                        Attention:  General Counsel

                 To the Employee:       Employee's last address in the
                                        records of the Company or an Affiliate

or to such other address as either party furnishes to the other by like notice. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.



         10.     GOVERNING LAW

                 This Agreement shall be construed and enforced in accordance with the law of the State of New Hampshire, except to the extent the law of the State of Delaware may be applicable.

         11.     BENEFIT OF AGREEMENT

                 This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, legal representatives and successors of the parties hereto, subject to the provisions of Section 5 above.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered by its duly authorized officer and its corporate seal to be hereunto affixed and the Employee has hereunto set his or her hand and seal all as of the day and year first above written in duplicate originals.





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                                EKCO GROUP, INC.

[SEAL]
                               By_______________________________
                               Title____________________________



                               _________________________________
                                          EMPLOYEE





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                                EKCO GROUP, INC.
                             1987 STOCK OPTION PLAN


                                    SCHEDULE

        Each of the following person named in the Summary Compensation Table, as well as a number of employees of operating subsidiaries of the Company, has a Incentive Stock Option Agreement with the Company covering shares purchased pursuant to the Company's 1987 Stock Option Plan which is substantially similar in form to the foregoing Form of Incentive Stock Option Agreement except as to the date, number of shares, and exercise price:

                                                            No. of        Per Share
         Name and Job Title(s)             Dates            Shares        Exercise Price
         ---------------------             -----            ------        --------------
         Ronald N. Fox                     10-28-88         15,000        $ 2.25
         Senior Vice President,
          Operations
         Frem Corporation

         Richard J. Corbin                 05-09-94         30,000        $ 7.00
         Executive Vice President,
          Marketing & Sales
         Ekco Group, Inc. and
         President
         Ekco Housewares, Inc.





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